EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		November 1, 2003 to November 30, 2003

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$ 164,504,656
Monthly Profit (Loss):	$ (9,026,000)

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Inc.
By:	Lester D. Sears
Its:	Senior Vice President - Finance and Chief Financial Officer
Signature	/s/Lester D. Sears
Date	December 30, 2003

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		November 1, 2003 to November 30, 2003

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$ 123,129

Cost of sales	110,294
Gross profit	12,835

Selling and administrative expenses
Selling expense	3,719
Warehousing and shipping	5,893
Advertising	463
Division administrative expense	907
MIS expense	1,137
Corporate administrative expense	283
Total selling and administrative expense	12,402

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	433

Interest expense
Interest expense - outside	5,223
Capitalized interest expense	-
Interest expense - intercompany	122
Interest income	(1)
Interest income - intercompany	-
Net interest expense	5,346

Other expense
Miscellaneous	947
Royalties - intercompany	3,700
Transaction gain/loss	154
Total other expense	4,801

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	25
Miscellaneous	2
Total other income	27
Net other expense	4,774

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary items	(9,687)

Chapter 11 reorganization expenses	2,864

Income taxes (benefit)	(3,525)

Income (loss) before extraordinary item	(9,026)

Extraordinary item - net of taxes	-

Net income (loss)	$ (9,026)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		November 1, 2003 to November 30, 2003

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ -	Senior Credit Facility	$ 445,000
Short-term investments	-	DIP Credit Agreement	122,010
Accounts receivable, net	254,537	Second Lien Facility	165,000
Total inventories	378,539	Accrued interest payable	356
Prepaid & other current assets	38,838	Accounts payable - trade	55,902
Total current assets	671,914	Accounts payable - intercompany	166,905
		Other payables and accrued liabilities	76,545
		Deferred income taxes	106,317
		Pension and other liabilities	154,141
Total investments & other assets	133,108	Total liabilities not subject to compromise	1,292,176

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	1,000,000
Property, plant and equipment, net	633,611	Deferred financing fees	(7,373)
		Accrued interest payable on Senior Notes	36,130
		Accounts payable	34,840
		Other payables and accrued liabilities	9,741
		Pension and other liabilities	18,119
		Total liabilities subject to compromise	1,091,457

		Total Liabilities	2,383,633

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	(123,757)
		Common stock	711
		Capital Surplus / Treasury Stock	(2,131)
		Retained earnings (deficit)	(717,826)
		Minimum pension liability adjustment	(96,475)
		Other adjustments	(5,522)
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	(945,000)
TOTAL ASSETS	$ 1,438,633	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$1,438,633

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		November 1, 2003 to November 30, 2003

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$ (9,026)
Restructuring	-
Equity adjustments	(7,298)
Non-cash items
Depreciation and amortization expense	5,468
Working Capital Changes
Decrease / (increase) -- accounts receivable	10,166
Decrease / (increase) -- inventories	1,878
Decrease / (increase) -- other current assets	(2,232)
Decrease / (increase) -- other noncurrent assets	1,612
Increase (decrease) -- accounts payable (trade)	(3,648)
Increase (decrease) -- accounts payable (intercompany)	11,248
Increase (decrease) -- accrued liabilities	(12,903)
Increase (decrease) -- accrued interest payable	87
Increase (decrease) -- pension and other liabilities	1,503
Increase (decrease) -- deferred federal income tax	(5,315)
Total Cash Flows from Operations	$ (8,460)

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	(1,475)
Net proceeds from sale of assets	10
Total Cash Flows from Investing	$ (1,465)

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	9,925
Total Cash Flows from Financing	$ 9,925

Beginning Cash Balance	-
Change in Cash	-
Ending Cash Balance	$ -

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		November 1, 2003 to November 30, 2003

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$ 31,938,376
Federal
Payroll taxes withheld	5,357,825	1,334,039	11/06/03
		1,437,894	11/13/03
		970,889	11/14/03
Employer payroll tax contributions incurred	2,246,233	1,431,638	11/20/03
		1,437,307	11/26/03

Total Federal Taxes (1)	$ 7,604,058	$ 7,593,257
State and Local
Payroll taxes withheld
Alabama SIT	417,693	531,727	11/14/03
Arkansas SIT	795	776	11/14/03
California SIT	1,712	1,928	11/29/03
Georgia SIT	117,741	176,911	11/14/03
Illinois SIT	478	766	11/14/03
Indiana SIT	10,763	17,511	11/14/03
Louisiana SIT	5,817	-
Maine SIT	48,395	56,437	11/29/03
Minnesota SIT	1,909	1,470	11/14/03
Missouri SIT	418	423	11/14/03
New York SIT	59,905	76,538	11/19/03
North Carolina SIT	349,586	411,801	11/29/03
Pennsylvania SIT	150	146	11/14/03
Rhode Island SIT	144	145	11/14/03
South Carolina SIT	235,424	235,420	11/29/03
Virginia SIT	44,193	52,833	11/29/03
Delaware Co IN	375	-
Hamilton Co IN	100	-
Henry Co IN	1,119	-
Johnson Co IN	48	-
Madison Co IN	1,210	-
Marion Co IN	34	-
Washington Co IN	80	-
Randolph Co IN	125	-
Yonkers NY	10	-
New York City	16,657	-
Opelika AL	6,129	-

Total Payroll taxes	1,321,010	1,564,832

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		November 1, 2003 to November 30, 2003

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
		Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
(continued)
Employer payroll tax contributions incurred
Alabama SUTA		11,280	-
Arkansas SUTA		-	-
Florida SUTA		3,955	-
Georgia SUTA		63	-
Indiana SUTA		1,370	-
Louisiana SUTA		514	-
Maine SUTA		2,802	-
Minnesota SUTA		-	-
Nevada SUTA		5,480	-
New York SUTA		241	-
North Carolina SUTA		31,348	-
South Carolina SUTA		8,561	-
Virginia SUTA		805	-
Washington SUTA		112	-

Total Employer payroll tax contributions		66,531	-

Gross taxable amount for sales and use	6,401,795
Sales & Use taxes collected	272,350
Abbeville, AL		2,820		11/20/03
Alabama City/County (Greenville, Butler County, Chambers County)		23,517		11/20/03
Alabama Regulation A		17,758		11/20/03
Alabama Sales		5,445		11/20/03
Alabama Use		65,286		11/20/03
Alatax (Opelika, Valley, Henry Co, Lee Co)		12,919		11/20/03
Florida		10,424		11/20/03
Georgia		35,557		11/20/03
Indiana (Middletown)		3,172		11/26/03
Louisiana		221		11/20/03
New York		24,989		11/20/03
North Carolina		21,175		11/10/03
North Carolina		22,686		11/25/03
Red River Parish, Louisiana		273		11/20/03
South Carolina		24,476		11/20/03
Virginia Use		1,563		11/20/03
Washington		69		11/21/03

Total Sales & Use taxes paid		272,350
Property taxes		729,457
Other taxes		16,063
Total State and Local (1)	1,659,891	2,582,702
Total Taxes	$ 9,263,949	$10,175,959

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.

_/s/ Tracy Culpepper______
Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		November 1, 2003 to November 30, 2003

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	3993 Howard Hughes Parkway, Suite 250, Las Vegas, NV 89109
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$ 3,665,699
Monthly Profit (Loss):	$ 4,120,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Inc. I
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	December 30, 2003

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		November 1, 2003 to November 30, 2003

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$ 8,712

Cost of sales	5,709
Gross profit	3,003

Selling and administrative expenses
Selling expense	1
Warehousing and shipping	219
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	170
Total selling and administrative expense	390

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	2,613

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	1
Interest income - intercompany	215
Net interest expense	(216)

Other expense
Miscellaneous	-
Royalties - intercompany	190
Transaction gain/loss	-
Total other expense	190

Other income
Royalties - intercompany	3,703
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	3,703
Net other expense	(3,513)

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary items	6,342

Chapter 11 reorganization expenses	-

Income taxes (benefit)	2,222

Income (loss) before extraordinary item	4,120

Extraordinary item - net of taxes	-

Net income (loss)	$ 4,120

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		November 1, 2003 to November 30, 2003

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ 33	Senior Credit Facility	$ -
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	-	Long-term debt classified as current	-
Accounts receivable - intercompany	11,709	Accrued interest payable	-
Total inventories	6,277	Accounts payable - trade	534
Prepaid & other current assets	-	Accounts payable - intercompany	-
Total current assets	18,019	Other payables and accrued liabilities	16,588
		Deferred income taxes	-
		Pension and other liabilities	-
Total investments & other assets	124,052	Total liabilities not subject to compromise	17,122

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	12,238	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	1,396
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	1,396

		Total Liabilities	18,518

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	1
		Capital Surplus / Treasury Stock	70,559
		Retained earnings (deficit)	65,231
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	135,791
TOTAL ASSETS	$ 154,309	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 154,309

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		November 1, 2003 to November 30, 2003

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$ 4,120
Non-cash items
Depreciation and amortization expense	136
Working Capital Changes
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	(8,940)
Decrease / (increase) -- inventories	1,978
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	(313)
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	2,932
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$ (87)

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	(20)
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$ (20)

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$ -

Beginning Cash Balance	$ 140
Change in Cash	(107)
Ending Cash Balance	$ 33

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		November 1, 2003 to November 30, 2003

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred
Federal
Payroll taxes withheld	-
Employer payroll tax contributions incurred	-
Total Federal Taxes (1)	$ -	-
State and Local
Payroll taxes withheld
Employer payroll tax contributions incurred
Nevada

Gross taxable sales	108,047
Sales & Use taxes collected	5,402
Maine		5,402	11/17/03
Property taxes		-
Other taxes		-
Total State and Local (1)	5,402	5,402
Total Taxes	$ 5,402	5,402

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.

_/s/ Tracy Culpepper______
Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		November 1, 2003 to November 30, 2003

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$ -
Monthly Profit (Loss):	$ -

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.

Debtor-In-Possession	J.P. Stevens & Co., Inc.
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	December 30, 2003

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		November 1, 2003 to November 30, 2003

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$ -

Cost of sales	-
Gross profit	-

Selling and administrative expenses
Selling expense	-
Warehousing and shipping	-
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	-
Total selling and administrative expense	-

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	-

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	-
Net interest expense	-

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-
Total other expense	-

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	-
Net other expense	-

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary items	-

Chapter 11 reorganization expenses	-

Income taxes (benefit)	-

Income (loss) before extraordinary item	-

Extraordinary item - net of taxes	-

Net income (loss)	$ -

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		November 1, 2003 to November 30, 2003

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ -	Senior Credit Facility	$ -
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	-	Long-term debt classified as current	-
Accounts receivable - intercompany	110,738	Accrued interest payable	-
Total inventories	-	Accounts payable - trade	-
Prepaid & other current assets	11	Accounts payable - intercompany	-
Total current assets	110,749	Other payables and accrued liabilities	-
		Deferred income taxes	-
		Pension and other liabilities	-
Total investments & other assets	2,697	Total liabilities not subject to compromise	-

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	-	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	-
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	-

		Total Liabilities	-

SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	10,503
		Common stock	-
		Capital Surplus / Treasury Stock	-
		Retained earnings (deficit)	102,943
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	113,446
TOTAL ASSETS	$ 113,446	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 113,446

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		November 1, 2003 to November 30, 2003

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$ -
Non-cash items
Depreciation and amortization expense	-
Working Capital Changes
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	-
Decrease / (increase) -- inventories	-
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	-
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	-
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$ -

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$ -

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$ -

Beginning Cash Balance	-
Change in Cash	-
Ending Cash Balance	$ -

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		November 1, 2003 to November 30, 2003

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$ -
Federal	-
Payroll taxes withheld	-
Employer payroll tax contributions incurred	-
Total Federal Taxes	-
State and Local	-
Payroll taxes withheld	-
Employer payroll tax contributions incurred	-
Gross taxable sales	-
Sales & Use taxes collected	-
Property taxes	-
Other taxes	-
Total State and Local	-
Total Taxes	$ -	-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		November 1, 2003 to November 30, 2003

Monthly Operating Report
Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	3993 Howard Hughes Parkway, Suite 250, Las Vegas NV 89109
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$ 600
Monthly Profit (Loss):	$ 160,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.

Debtor-In-Possession	J.P. Stevens Enterprises, Inc.
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	December 30, 2003

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		November 1, 2003 to November 30, 2003

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$ -

Cost of sales	-
Gross profit	-

Selling and administrative expenses
Selling expense	1
Warehousing and shipping	-
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	-
Total selling and administrative expense	1

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	(1)

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	58
Net interest expense	(58)

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-
Total other expense	-

Other income
Royalties - intercompany	190
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	190
Net other expense	(190)

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary items	247

Chapter 11 reorganization expenses	-

Income taxes (benefit)	87

Income (loss) before extraordinary item	160

Extraordinary item - net of taxes	-

Net income (loss)	$ 160

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		November 1, 2003 to November 30, 2003

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ 24	Senior Credit Facility	$ -
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers, net	-	Long-term debt classified as current	-
Accounts receivable - intercompany	15,061	Accrued interest payable	-
Total inventories	-	Accounts payable - trade	-
Prepaid & other current assets	-	Accounts payable - intercompany	-
Total current assets	15,085	Other payables and accrued liabilities	348
		Deferred income taxes	-
		Pension and other liabilities	-
Total investments & other assets	-	Total liabilities not subject to compromise	348

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	-	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	-
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	-

		Total Liabilities	348

SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	2
		Capital Surplus / Treasury Stock	-
		Retained earnings (deficit)	14,735
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	14,737
TOTAL ASSETS	$ 15,085	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 15,085

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		November 1, 2003 to November 30, 2003

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$ 160
Non-cash items
Depreciation and amortization expense	-
Working Capital Changes
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	(246)
Decrease / (increase) -- inventories	-
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	-
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	87
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$ 1

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$ -

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$ -

Beginning Cash Balance	23
Change in Cash	1
Ending Cash Balance	$ 24

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		November 1, 2003 to November 30, 2003

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$ -
Federal
Payroll taxes withheld	-
Employer payroll tax contributions incurred	-
Total Federal Taxes (1)	-
State and Local
Payroll taxes withheld	-
Employer payroll tax contributions incurred	-
Gross taxable sales	-
Sales & Use taxes collected	-
Property taxes	-
Other taxes	-
Total State and Local (1)	-
Total Taxes	$ -

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.

_/s/ Tracy Culpepper______
Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		November 1, 2003 to November 30, 2003

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$ 4,954,590
Monthly Profit (Loss):	$ 5,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Stores Inc.
By:	Lester D. Sears
Its:	Vice President
Signature	/s/Lester D. Sears
Date	December 30, 2003

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		November 1, 2003 to November 30, 2003

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$ 8,507

Cost of sales	5,374
Gross profit	3,133

Selling and administrative expenses
Selling expense	2,119
Warehousing and shipping	102
Advertising	221
Division administrative expense	317
MIS expense	55
Corporate administrative expense	137
Total selling and administrative expense	2,951

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	182

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	173
Interest income	-
Interest income - intercompany	-
Net interest expense	173

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-
Total other expense	-

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	-
Net other expense	-

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary items	9

Chapter 11 reorganization expenses	-

Income taxes (benefit)	4

Income (loss) before extraordinary item	5

Extraordinary item - net of taxes	-

Net income (loss)	$ 5

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		November 1, 2003 to November 30, 2003

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ 2,927	Senior Credit Facility	$ -
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	160	Long-term debt classified as current	-
Accounts receivable - intercompany	3,878	Accrued interest payable	-
Total inventories	21,738	Accounts payable - trade	592
Prepaid & other current assets	810	Accounts payable - intercompany	-
Total current assets	29,513	Other payables and accrued liabilities	7,701
		Deferred income taxes	-
		Pension and other liabilities	14
Total investments & other assets	-	Total liabilities not subject to compromise	8,307

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	3,523	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	1,673
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	1,673

		Total Liabilities	9,980

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	1
		Capital Surplus / Treasury Stock	15,955
		Retained earnings (deficit)	7,100
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	23,056
TOTAL ASSETS	$ 33,036	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 33,036

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		November 1, 2003 to November 30, 2003

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$ 5
Non-cash items
Depreciation and amortization expense	87
Working Capital Changes
Decrease / (increase) -- accounts receivable (customers)	2
Decrease / (increase) -- accounts receivable (intercompany)	(2,115)
Decrease / (increase) -- inventories	2,303
Decrease / (increase) -- other current assets	13
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	(424)
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	545
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$ 416

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$ -

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$ -

Beginning Cash Balance	$ 2,511
Change in Cash	416
Ending Cash Balance	$ 2,927

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		November 1, 2003 to November 30, 2003

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$ 914,198
Federal
Payroll taxes withheld	150,428	87,388	11/05/03
		21,089	11/13/03
		86,442	11/26/03
Employer payroll tax contributions incurred	67,084	21,710	11/29/03
		21,101

Total Federal Taxes (1)	$ 217,512	$ 237,730
State and Local
Amount of payroll taxes withheld
Alabama SIT	3,153	3,651	11/14/03
Arizona SIT	145	137	11/14/03
California SIT	788	1,606	11/19/03
Connecticut	295	304	11/14/03
Delaware SIT	57	236	11/14/03
Georgia SIT	11,270	15,803	11/14/03
Kansas SIT	-	-
Massachusetts SIT	814	899	11/06/03
Minnesota SIT	1,248	1,504	11/29/03
Missouri SIT	108	-
Michigan SIT	1,234	1,416	11/14/03
New Jersey SIT	268	-
New York SIT	1,123	755	11/19/03
North Carolina SIT	1,801	1,989	11/29/03
Ohio SIT	-	64	11/14/03
Oregon SIT	789	1,037	11/29/03
Pennsylvania SIT	513	510	11/14/03
South Carolina SIT	1,611	1,772	11/29/03
Utah SIT	816	1,001	11/14/03
Virginia SIT	892	1,224	11/29/03
Wisconsin SIT	372	544	11/14/03
Jefferson Co AL	3	20	11/14/03
Wilmington DE	26	71	11/14/03
Aurora OH	-	48	11/14/03
Bessemer AL	6	-
Lancaster PA	178	-
Total Payroll taxes	27,510	34,591
Amount of employer payroll tax contributions incurred
Alabama SUTA	40	-
California SUTA	284	-
Connecticut SUTA	129	-
Florida SUTA	75	-
Georgia SUTA	10	-
Massachusetts SUTA	36	-
Minnesota SUTA	63	-
Michigan SUTA	172	-
New Jersey SUTA	257	-
New York SUTA	162	-
North Carolina SUTA	60	-
Oregon SUTA	143	-
Pennsylvania SUTA	74	-
South Carolina SUTA	106	-
Texas SUTA	220	-
Utah SUTA	69	-
Virginia SUTA	8	-
Total Employer payroll tax contributions	1,908	-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		November 1, 2003 to November 30, 2003

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
(continued)
Gross taxable sales	8,261,515
Sales & Use taxes collected	561,539
Alabama City/County (Foley, Chamber Co.)		7,364	11/20/03
Alabama Sales		40,556	11/20/03
Alabama Use		1,132	11/20/03
Alatax (Bessemer, Boaz, Valley, Marshall Co)		12,331	11/20/03
Arizona		77	11/20/03
Baldwin County Alabama		9,942	11/20/03
California		46,713	11/24/03
Florida		65,681	11/20/03
Georgia		89,641	11/20/03
Jefferson County Alabama		7	11/20/03
Massachusetts		12,512	11/20/03
Michigan		22,476	11/17/03
Minnesota		12,895	11/20/03
Missouri Use		56	11/20/03
New Jersey		14,077	11/20/03
New York		37,659	11/26/03
North Carolina		12,758	11/10/03
North Carolina		11,863	11/25/03
Ohio Seller's Use		5	11/17/03
Pennsylvania		14,702	11/20/03
South Carolina		17,104	11/20/03
Tennessee (P.Forge, Lebanon, Interstate Sales)		42,518	11/20/03
Texas		65,138	11/20/03
Virginia Interstate Sales		151	11/20/03
Virginia Williamsburg		24,152	11/20/03
Wisconsin		29	11/20/03
Total Sales & Use taxes paid		561,539
Property taxes		12,725
Other taxes		5,112
Total State and Local (1)	590,957	613,967
Total Taxes	$ 808,469	$ 851,697

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.

_/s/ Tracy Culpepper______
Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager